DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)


-------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                       $13.17
Initial Shares                                        75.930


   Fiscal        Beginning         Dividends        Reinvested       Cumulative
    Year           Shares         for Period          Shares            Shares

-------------------------------------------------------------------------------
   1996           75.930            $0.040            0.226            76.156
-------------------------------------------------------------------------------







Ending Shares                                         76.156
Ending NAV                                   x        $14.54
                                                   ---------
                                                   $1,107.31
Less CDSC                                             $10.00
                                                   ---------
Investment Return                                  $1,097.31


Total Return Performance
------------------------
Investment Return                                  $1,097.31
Less Initial Investment                            $1,000.00
                                                   ---------
                                                      $97.31 / $1,000.00 x 100




Total Return:                                           9.73%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)

-------------------------------------------------------------------------------
Initial Investment                                $1,000.00
Beginning OFFER                                      $13.17
Initial Shares                                       75.930


   Fiscal          Beginning       Dividends        Reinvested       Cumulative
    Year            Shares        for Period          Shares           Shares

-------------------------------------------------------------------------------
    1996           75.930            $0.040           0.226           76.156
-------------------------------------------------------------------------------




Ending Shares                                76.156
Ending NAV                                   $14.54
                                          ---------
Investment Return                         $1,107.31



Total Return Performance
------------------------
Investment Return                         $1,107.31
Less Initial Investment                   $1,000.00
                                          ---------
                                            $107.31 / $1,000.00 x 100




Total Return:                                 10.73%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)

-------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                       $12.71
Initial Shares                                        78.678


   Fiscal        Beginning         Dividends      Reinvested        Cumulative
    Year          Shares          for Period        Shares            Shares

------------------------------------------------------------------------------
   1996           78.678            $0.060            0.357          79.035
------------------------------------------------------------------------------



Ending Shares                                        79.035
Ending NAV                                    x      $14.54
                                                  ---------
                                                  $1,149.17
Less CDSC                                            $10.00
                                                  ---------

Investment Return                                 $1,139.17


Total Return Performance
------------------------
Investment Return                                 $1,139.17
Less Initial Investment                           $1,000.00
                                                  ---------

                                                    $139.17 / $1,000.00 x 100




Total Return:                                         13.92%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)

-----------------------------------------------------------------------------
Initial Investment                                     $1,000.00
Beginning OFFER                                           $12.71
Initial Shares                                            78.678


   Fiscal        Beginning        Dividends       Reinvested       Cumulative
    Year          Shares         for Period        Shares            Shares

-----------------------------------------------------------------------------
   1996           78.678           $0.060          0.357             79.035
-----------------------------------------------------------------------------




Ending Shares                                      79.035
Ending NAV                                   x     $14.54
                                                ---------
Investment Return                               $1,149.17



Total Return Performance
------------------------
Investment Return                               $1,149.17
Less Initial Investment                         $1,000.00
                                                ---------

                                                  $149.17 / $1,000.00 x 100




Total Return:                                       14.92%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)

------------------------------------------------------------------------------

Initial Investment                               $1,000.00
Beginning OFFER                                     $12.19
Initial Shares                                      82.034


   Fiscal        Beginning         Dividends      Reinvested       Cumulative
    Year          Shares          for Period         Shares          Shares

-----------------------------------------------------------------------------
    1996          82.034            $0.425          2.829            84.863
-----------------------------------------------------------------------------



Ending Shares                                     84.863
Ending NAV                                x       $14.54
                                           -------------
                                               $1,233.91
Less CDSC                                         $10.00
                                           -------------
Investment Return                              $1,223.91


Total Return Performance
------------------------
Investment Return                              $1,223.91
Less Initial Investment                        $1,000.00
                                           -------------
                                                 $223.91 / $1,000.00 x 100




Total Return:                                      22.39%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)

------------------------------------------------------------------------------

Initial Investment                                 $1,000.00
Beginning OFFER                                       $12.19
Initial Shares                                        82.034


   Fiscal        Beginning        Dividends       Reinvested        Cumulative
    Year          Shares         for Period         Shares            Shares

------------------------------------------------------------------------------
    1996           82.034          $0.455           2.829             84.863
------------------------------------------------------------------------------




Ending Shares                                         84.863
Ending NAV                                     x      $14.54
                                                   ---------
Investment Return                                  $1,233.91



Total Return Performance
------------------------
Investment Return                                  $1,233.91
Less Initial Investment                            $1,000.00
                                                   ---------

                                                     $233.91 / $1,000.00 x 100




Total Return:                                          23.39%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)


Initial Investment                          $1,000.00
Beginning OFFER                                $12.24
Initial Shares                                 81.699


 Fiscal          Beginning      Dividends      Reinvested      Cumulative
  Year             Shares       for Period       Shares          Shares

--------------------------------------------------------------------------
  1996             81.699         $0.097          2.818          84.517
--------------------------------------------------------------------------







Ending Shares                                    84.517
Ending NAV                                 x     $14.54
                                              ---------

                                              $1,228.88
Less CDSC                                         $0.00
                                              ---------

Investment Return                             $1,228.88


Total Return Performance
------------------------
Investment Return                             $1,228.88
Less Initial Investment                       $1,000.00
                                              ---------

                                                $228.88 / $1,000.00 x 100



Total Return:                                     22.89%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)


Initial Investment                                 $1,000.00
Beginning OFFER                                       $12.24
Initial Shares                                        81.699


 Fiscal         Beginning       Dividends     Reinvested      Cumulative
  Year           Shares        for Period       Shares          Shares

-------------------------------------------------------------------------
  1996           81.699         $0.097           2.818         84.517
-------------------------------------------------------------------------


Ending Shares                                         84.517
Ending NAV                                      x      14.54
                                                  ----------

Investment Return                                  $1,228.88





Total Return Performance
------------------------
Investment Return                                  $1,228.88
Less Initial Investment                            $1,000.00
                                                  ----------

                                                     $228.88 / $1,000.00 x 100



Total Return:                                          22.89%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
INCLUDING CDSC


Average Annual Compounded Rate of Return:


                                      n
                                   P(1+T)=ERV

ONE
YEAR

                                 1.005464
                             $1000(1 - T)=$1,228.88

T=  22.75%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND C
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
EXCLUDING CDSC


Average Annual Compounded Rate of Return:


                                      n
                                   P(1+T)=ERV

ONE
YEAR

                                 1.005464
                             $1000(1 - T)=$1,228.88

T=  22.75%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND A
TOTAL RETURN PERFORMANCE
FIVE YEARS
------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning OFFER                                         $9.65
Initial Shares                                        103.627


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
1992           103.627           $0.050             0.497            104.124
-----------------------------------------------------------------------------
1993           104.124           $0.475             5.121            109.245
-----------------------------------------------------------------------------
1994           109.245           $0.365             3.373            112.618
-----------------------------------------------------------------------------
1995           112.618           $0.655             6.501            119.119
-----------------------------------------------------------------------------
1996           119.119           $0.425             4.082            123.201
-----------------------------------------------------------------------------



Ending Shares                                    123.201
Ending NAV                                 x      $14.64
                                               ---------
Investment Return                              $1,803.66





Total Return Performance
------------------------
Investment Return                              $1,803.66
Less Initial Investment                        $1,000.00
                                               ---------
                                                 $803.66 / $1,000.00 x 100



Total Return:                                      80.37%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                                n
                          P(1 + T) = ERV

       FIVE
      YEARS
    ---------
                    5
            $1000(1 - T) = $1,803.66


T =         12.52%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND A
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                              n
                          P(1 + T) = ERV

       FIVE
      YEARS
     -------
                    5
            $1000(1 - T) = $1,718.19


T =         11.43%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
FIVE YEARS
------------------------------------------------------------------------------


Initial Investment                                  $1,000.00
Beginning OFFER                                         $9.65
Initial Shares                                       103.6269


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
1992           103.627           $0.050             0.497            104.124
-----------------------------------------------------------------------------
1993           104.124           $0.475             5.114            109.238
-----------------------------------------------------------------------------
1994           109.238           $0.385             3.551            112.789
-----------------------------------------------------------------------------
1995           112.789           $0.690             6.843            119.632
-----------------------------------------------------------------------------
1996           119.632           $0.465             4.480            124.112
-----------------------------------------------------------------------------



Ending Shares                                    124.112
Ending NAV                                 x      $14.71
                                               ---------
Investment Return                               $1,82569





Total Return Performance
------------------------
Investment Return                              $1,825.69
Less Initial Investment                        $1,000.00
                                               ---------
                                                 $825.69 / $1,000.00 x 100



Total Return:                                      82.57%

DELAWARE GROUP GLOBAL INTERNATIONAL EQUITY FUND INSTITUTIONAL
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1996
-------------------------------------------------------------------------------


Average Annual Compounded Rate of Return:

                              n
                          P(1 + T) = ERV

       FIVE
      YEARS
     -------
                    5
            $1000(1 - T) = $1,825.69


T =         12.79%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)

-------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning OFFER                                               $12.22
Initial Shares                                                81.833



Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
 1996          81.133            $0.120               0.794          82.627
-----------------------------------------------------------------------------







Ending Shares                                          82.627
Ending NAV                                     x       $13.25
                                                    ---------
                                                    $1,094.81
Less CDSC                                              $10.00
                                                    ---------
Investment Return                                   $1,084.81


Total Return Performance
------------------------
Investment Return                                   $1,084.81
Less Initial Investment                             $1,000.00
                                                    ---------
                                                       $84.81 / $1,000.00 x 100




Total Return:                                            8.48%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)

-----------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning OFFER                                          $12.22
Initial Shares                                           81.833


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
 1996          81.833            $0.120              0.794            82.627
-----------------------------------------------------------------------------


Ending Shares                              82.627
Ending NAV                                 $13.25
                                        ---------
Investment Return                       $1,094.81



Total Return Performance
------------------------
Investment Return                       $1,094.81
Less Initial Investment                 $1,000.00
                                        ---------
                                           $94.81 / $1,000.00 x 100




Total Return:                                9.48%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)

------------------------------------------------------------------------------

Initial Investment                                          $1,000.00
Beginning OFFER                                                $12.03
Initial Shares                                                 83.126


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
1996           83.126            $0.180               1.226           84.352
-----------------------------------------------------------------------------



Ending Shares                                  84.352
Ending NAV                            x        $13.25
                                            ---------
                                            $1,117.66
Less CDSC                                      $10.00
                                            ---------
Investment Return                           $1,107.66


Total Return Performance
------------------------
Investment Return                           $1,107.66
Less Initial Investment                     $1,000.00
                                            ---------

                                              $107.66 / $1,000.00 x 100




Total Return:                                   10.77%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)

------------------------------------------------------------------------------

Initial Investment                                            $1,000.00
Beginning OFFER                                                  $12.03
Initial Shares                                                   83.126


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
1996           83.126            $0.180               1.226           84.352
-----------------------------------------------------------------------------




Ending Shares                                          84.352
Ending NAV                                   x         $13.25
                                                    ---------
Investment Return                                   $1,117.66



Total Return Performance
------------------------
Investment Return                                   $1,117.66
Less Initial Investment                             $1,000.00
                                                    ---------
                                                      $117.66 / $1,000.00 x 100




Total Return:                                           11.77%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)

------------------------------------------------------------------------------

Initial Investment                                    $1,000.00
Beginning OFFER                                          $11.89
Initial Shares                                           84.104


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
 1996          84.104            $0.620               4.445          88.549
------------------------------------------------------------------------------



Ending Shares                                     88.549
Ending NAV                                x       $13.25
                                               ---------
                                               $1,173.27
Less CDSC                                         $10.00
                                               ---------
Investment Return                              $1,163.27


Total Return Performance
------------------------
Investment Return                              $1,163.27
Less Initial Investment                        $1,000.00
                                               ---------
                                                 $163.27 / $1,000.00 x 100




Total Return:                                      16.33%

DELAWARE GROUP GLOBAL ASSETS FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)

------------------------------------------------------------------------------

Initial Investment                                   $1,000.00
Beginning OFFER                                         $11.89
Initial Shares                                          84.104


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
 1996         84.104             $0.620               4.445           88.549
-----------------------------------------------------------------------------




Ending Shares                                         88.549
Ending NAV                               x            $13.25
                                                   ---------
Investment Return                                  $1,173.27



Total Return Performance
------------------------
Investment Return                                  $1,173.27
Less Initial Investment                            $1,000.00
                                                   ---------
                                                     $173.27 / $1,000.00 x 100


Total Return:                                         17.33%

DELAWARE GROUP GLOBAL BOND FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)

-------------------------------------------------------------------------------

Initial Investment                                                    $1,000.00
Beginning OFFER                                                          $10.62
Initial Shares                                                           94.162


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
1996           94.162            $0.324              2.800           96.962
-----------------------------------------------------------------------------



Ending Shares                                         96.962
Ending NAV                                     x      $11.44
                                                   ---------
                                                   $1,109.25
Less CDSC                                             $10.00
                                                   ---------
Investment Return                                  $1,099.25


Total Return Performance
------------------------
Investment Return                                  $1,099.25
Less Initial Investment                            $1,000.00
                                                   ---------
                                                      $99.25 / $1,000.00 x 100




Total Return:                                           9.93%

DELAWARE GROUP GLOBAL BOND FUND C
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)

-----------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning OFFER                                 $10.62
Initial Shares                                  94.162


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
1996           94.162            $0.324              2.800            96.962
-----------------------------------------------------------------------------

Ending Shares                                         96.962
Ending NAV                                       x    $11.44
                                                   ---------
Investment Return                                  $1,109.25



Total Return Performance
------------------------
Investment Return                                  $1,109.25
Less Initial Investment                            $1,000.00
                                                   ---------
                                                     $109.25 / $1,000.00 x 100




Total Return:                                          10.93%

DELAWARE GROUP GLOBAL BOND FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)

------------------------------------------------------------------------------

Initial Investment                                       $1,000.00
Beginning OFFER                                             $10.73
Initial Shares                                              93.197


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
1996           93.197            $0.486               4.238           97.435
-----------------------------------------------------------------------------

Ending Shares                                     97.435
Ending NAV                             x          $11.44
                                               ---------
                                               $1,114.66
Less CDSC                                         $10.00
                                               ---------
Investment Return                              $1,104.66


Total Return Performance
------------------------
Investment Return                              $1,104.66
Less Initial Investment                        $1,000.00
                                               ---------
                                                 $104.66 / $1,000.00 x 100




Total Return:                                      10.47%

DELAWARE GROUP GLOBAL BOND FUND C
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)

-------------------------------------------------------------------------------

Initial Investment                                      $1,000.00
Beginning OFFER                                            $10.73
Initial Shares                                             93.197


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
 1996          93.197            $0.486              4.238            97.435
-----------------------------------------------------------------------------


Ending Shares                                         97.435
Ending NAV                                    x       $11.44
                                                   ---------
Investment Return                                  $1,114.66



Total Return Performance
------------------------
Investment Return                                  $1,114.66
Less Initial Investment                            $1,000.00
                                                   ---------
                                                     $114.66 / $1,000.00 x 100




Total Return:                                          11.47%

DELAWARE GROUP GLOBAL BOND FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)

------------------------------------------------------------------------------

Initial Investment                                   $1,000.00
Beginning OFFER                                         $11.24
Initial Shares                                          88.968


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
1996           88.968           $1.199               10.254            99.222
-----------------------------------------------------------------------------



Ending Shares                                         99.222
Ending NAV                                  x         $11.44
                                                   ---------
                                                   $1,135.10
Less CDSC                                             $10.00
                                                   ---------
Investment Return                                  $1,125.10


Total Return Performance
------------------------
Investment Return                                  $1,125.10
Less Initial Investment                            $1,000.00
                                                   ---------
                                                     $125.10 / $1,000.00 x 100


Total Return:                                   12.51%

DELAWARE GROUP GLOBAL BOND FUND C
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)

-----------------------------------------------------------------------------

Initial Investment                             $1,000.00
Beginning OFFER                                   $11.24
Initial Shares                                    88.968


Fiscal        Beginning         Dividends          Reinvested       Cumulative
 Year          Shares          for Period            Shares           Shares

-----------------------------------------------------------------------------
1996           88.968            $1.199              10.254           99.222
-----------------------------------------------------------------------------




Ending Shares                                      99.222
Ending NAV                                  x      $11.44
                                                ---------
Investment Return                               $1,135.10



Total Return Performance
------------------------
Investment Return                               $1,135.10
Less Initial Investment                         $1,000.00
                                                ---------
                                                  $135.10 / $1,000.00 x 100




Total Return:                                       13.51%